STOCK PURCHASE AND SALE AGREEMENT

           This STOCK PURCHASE AND SALE AGREEMENT (the "AGREEMENT") is made and entered into as of this 29th day of March, 2006, by and among Warren E. Buffett, Berkshire Hathaway Inc., a Delaware corporation (in its own capacity and on behalf of the other entities party to the Joint Filing Agreement filed as Exhibit B to the Schedule 13G filed by it, Warren E. Buffett and such other entities on October 7, 2005, with respect to the Shares (as defined below)) (together with Warren E. Buffett, the "STOCKHOLDER"), and Ameriprise Financial, Inc., a Delaware corporation (the "COMPANY").

           WHEREAS, the Stockholder currently owns 30,322,137 shares of Common Stock, par value $.0l per share, of the Company (the "SHARES"), constituting approximately 12.1% of the outstanding Shares.

           WHEREAS, the Stockholder desires to minimize its expense and effort associated with reporting obligations under Section 16(a) of the Securities Exchange Act, as amended, that currently exist solely by virtue of its ownership of more than 10% of the outstanding Shares and, therefore, desires to reduce its equity ownership percentage in the Company from its current level to approximately 9.8%, while retaining this 9.8% equity ownership stake for the foreseeable future.

           WHEREAS, the Company has filed applications with the Office of Thrift Supervision (the "OTS") pursuant to the Home Owners Loan Act of 1933, as amended, to organize and establish Ameriprise Bank, F.S.B., New York, New York, a DE NOVO federal savings bank as a direct wholly-owned subsidiary of the Company;

           WHEREAS, the Stockholder is in the process of taking all necessary actions to establish and maintain a passive position under applicable law and the rules and regulations of the OTS and other relevant governmental entities with respect to its equity ownership in the Company.

           WHEREAS, the Company desires to repurchase from the Stockholder the Purchased Shares (as defined below).

           NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements set forth in this Agreement, the parties agree as follows:

                                    ARTICLE I
                                PURCHASE AND SALE

           1.1 PURCHASE OF SHARES. On the terms and subject to the conditions of this Agreement, at the Closing, the Stockholder shall sell, assign, transfer and deliver to the Company, and the Company shall acquire from the Stockholder,
6.4 million Shares owned by the Stockholder (the "PURCHASED SHARES") in exchange for cash in an aggregate amount calculated at the closing price for the Company's shares on the New York Stock Exchange on March 29, 2006.


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                                    ARTICLE II

                                   THE CLOSING

           2.1 CLOSING; CLOSING DELIVERIES. (a) Subject to clause (d) below, the closing shall take place on March 29, 2006 at a time and place mutually agreed by the parties (the "CLOSING").

           (b) At the Closing, the Stockholder shall cause the Purchased Shares to be transferred to the Company (and such transfer to be reflected on the share registry of the Company) free and clear of all liens, claims, security interests, pledges, charges and other encumbrances.

           (c) At the Closing, the Company shall deliver by wire transfer to the account to be designated by the Stockholder immediately available funds in U.S. dollars in an amount equal to the Purchase Price.

           (d) The obligations of the parties hereto to consummate the transaction contemplated hereby shall be subject to the satisfaction at the Closing of the condition that there shall be no statute, regulation, injunction, restraining or other order, rule or decree of any nature of any local, state, federal or foreign court, arbitrator, arbitral tribunal, or other governmental, administrative or regulatory entity, agency, instrumentality or authority (collectively, a "GOVERNMENTAL AUTHORITY") that is in effect that prohibits, restricts or prevents consummation of the transaction contemplated hereby.

                                 ARTICLE III
               REPRESENTATIONS AND WARRANTIES OF THE COMPANY

           In order to induce the Stockholder to enter into this Agreement, the Company hereby represents and warrants to the Stockholder as follows:

           3.1 CORPORATE POWER AND AUTHORITY. The Company is duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite corporate power and authority to enter into and deliver this Agreement, to perform its obligations hereunder and to consummate the transaction contemplated by this Agreement. The execution, delivery and performance of this Agreement by the Company have been duly authorized by all necessary corporate action on the part of the Company. This Agreement has been duly executed and delivered by the Company and (assuming due authorization, execution and delivery by the Stockholder) constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms subject to (a) applicable bankruptcy, insolvency, fraudulent conveyance and other similar laws and (b) general principles of equity, including equitable defenses and limits as to the availability of equitable remedies, whether such principles are considered in a proceeding at law or in equity.

           3.2 CONFLICTS; CONSENTS AND APPROVALS. To the knowledge of the General Counsel of the Company as of the date hereof, the execution and delivery of this Agreement and the consummation of the transaction contemplated by this Agreement do not and will not (a) violate, conflict with, or result in a breach of any provision of, or constitute a default under, the



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Company's Amended and Restated Certificate of Incorporation or Amended and
Restated Bylaws; (b) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Company; or (c) require any action or consent or approval of, or review by, or registration or material filing by the Company, other than any filing required pursuant to the Securities Exchange Act of 1934, as amended, with any Governmental Authority, except as set forth herein.

                                  ARTICLE IV
             REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDER

           In order to induce the Company to enter into this Agreement, the Stockholder represents and warrants to the Company as follows:

           4.1 TITLE TO SHARES. The Stockholder owns beneficially and of record the Purchased Shares and has good title, free and clear of all liens, claims, security interests, pledges, charges and other encumbrances, to the Purchased Shares.

           4.2 POWER AND AUTHORITY. The Stockholder is duly organized and validly existing under the laws of the Delaware. It has all requisite power and authority to enter into and deliver this Agreement, to perform its obligations hereunder and to consummate the transaction contemplated by this Agreement. The execution, delivery and performance of this Agreement by the Stockholder has been duly authorized by all necessary action on its part. This Agreement has been duly executed and delivered by the Stockholder and (assuming due authorization, execution and delivery by the Company) constitutes the legal, valid and binding obligation of the Stockholder, enforceable against it in accordance with its terms subject to (a) applicable bankruptcy, insolvency, fraudulent conveyance and other similar laws and (b) general principles of equity, including equitable defenses and limits as to the availability of equitable remedies, whether such principles are considered in a proceeding at law or in equity.

           4.3 CONFLICTS; CONSENTS AND APPROVALS. To the knowledge of the Stockholder as of the date hereof, the execution and delivery of this Agreement and the consummation of the transaction contemplated by this Agreement do not and will not (a) violate, conflict with, or result in a breach of any provision of, or constitute a default under, the Stockholder's governing or organizational documents; (b) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Stockholder; or (c) require any action or consent or approval of, or review by, or registration or material filing, other than a filing pursuant to Section 16(a) under the Securities Exchange Act of 1934, as amended, by it with, any Governmental Authority except as set forth herein.

           4.4 NO AGREEMENTS OR UNDERSTANDINGS. The Stockholder is not a party to any contract, agreement, arrangement, understanding or relationship (legal or otherwise) with any other person, individual, firm, corporation, partnership, trust, joint venture, governmental authority or other entity with respect to any securities of the Company, including without limitation transfer or voting of any securities of the Company, finders fees, joint ventures, loan or option arrangements, puts or calls, guarantees of profits, division of profits or losses or the giving or withholding of proxies.

                                  ARTICLE V
                            ADDITIONAL COVENANTS

           5.1 TRANSFER TAXES. The Stockholder shall be responsible for the payment of any stock transfer or similar taxes in connection with the transaction contemplated by this Agreement.

           5.2 RELATED AGREEMENTS. (a) The Stockholder has reaffirmed that its investment in the Company is and is intended to remain a passive investment. The Stockholder further agrees to cooperate with the Company in implementing any passivity commitments with respect to the Stockholder's ownership of the Shares as may be reasonably required in connection with the Company's pending applications with the OTS pursuant to the Home Owners Loan Act of 1933, as amended, to organize and establish Ameriprise Bank, F.S.B.

           (b) The Stockholder hereby confirms that it has no current intention to dispose of any of its Shares other than the Purchased Shares, and agrees that it will not take action to reduce its ownership position below 9.8% of the outstanding Shares for the foreseeable future.

           5.3 FURTHER ASSURANCES. (a) Each of the parties hereto shall use its reasonable best efforts to take, or cause to be taken, all appropriate action, to do or cause to be done all things necessary, proper or advisable under applicable law, and to execute and deliver such documents and other papers, as may be required to carry out the provisions of this Agreement and to consummate and make effective the transaction contemplated by this Agreement.

           (b) Each of the Company and the Stockholder agrees to cooperate and use its reasonable best efforts to contest and resist any action, including, without limitation, administrative or judicial action, and to have vacated, lifted, reversed or overturned any decree, judgment, injunction or other order (whether temporary, preliminary or permanent) that is in effect that restricts, prevents or prohibits the consummation of the transaction contemplated by this Agreement, including, without limitation, by pursuing all reasonably available avenues of administrative and judicial appeal.

                                   ARTICLE VI
                                  MISCELLANEOUS

           6.1 COUNTERPARTS. This Agreement may be executed in any number of counterparts, which together shall constitute one and the same Agreement. The parties may execute more than one copy of the Agreement, each of which shall constitute an original.

           6.2 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties and supersedes all prior agreements, understandings, arrangements or representations by or between the parties, written and oral, with respect to the subject matter hereof.

           6.3 THIRD PARTY BENEFICIARIES. Nothing in this Agreement, express or implied, is intended or shall be construed to create any third party beneficiaries.



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           6.4  GOVERNING LAW; JURISDICTION.  This Agreement shall be governed by the laws of the State of Delaware, without giving effect to the conflict of laws principles thereof. Each party irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of Delaware and of the United States of America, in each case located in the State of Delaware, for any action or proceeding arising out of or relating to this Agreement and the transaction contemplated by this Agreement (and agrees not to commence any action except in any such court). Each party irrevocably and unconditionally waives any objection to the laying of venue of any action or proceeding in the courts of the State of Delaware or of the United States of America, in each case located in the State of Delaware, and further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any action or proceeding brought in any such court has been brought in an inconvenient forum. Each party irrevocably and unconditionally waives any right it may have to a trial by jury in connection with any action or proceeding arising out of or relating to this Agreement and the transaction contemplated by this Agreement.

           6.5 SPECIFIC PERFORMANCE. The transaction contemplated by this Agreement is unique. Accordingly, each of the parties acknowledges and agrees that, in addition to all other remedies to which it may be entitled, each of the parties hereto is entitled to a decree of specific performance and injunctive and other equitable relief.

           6.6 AMENDMENT. This Agreement may not be altered, amended or supplemented except by an agreement in writing signed by each of the parties hereto.

           6.7 NOTICES. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by facsimile, by courier service or by registered or certified mail to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 6.7):

           If to the Stockholder, to:

           Berkshire Hathaway Inc.
           1440 Kiewit Plaza
           Omaha, Nebraska 68131
           Attention: Marc D. Hamburg
           Telephone:   (402) 346-1400

           if to the Company, to:

           Ameriprise Financial, Inc.
           General Counsel's Office
           55 Ameriprise Financial Center
           Minneapolis, MN  55474
           Telephone:  (612) 671-3365



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           With copies to:

           Wachtell, Lipton, Rosen & Katz
           51 West 52nd Street
           New York, New York  10019
           Attention: Craig M. Wasserman, Esq.
           Facsimile No.:  (212) 403-2000

           6.8 ASSIGNMENT. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by either of the parties (whether by operation of law or otherwise) without the prior written consent of the other party. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

           6.9 FEES AND EXPENSES. Except as otherwise provided in this Agreement, all costs and expenses incurred in connection with this Agreement and the transaction contemplated by this Agreement shall be the responsibility of and shall be paid by the party incurring such fees or expenses, whether or not the transaction contemplated by this Agreement is consummated.

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           IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be executed by its officer thereunto duly authorized as of the date first written above.

                                    /s/  Warren E. Buffett
                                   ----------------------------------------
                                   WARREN E. BUFFETT





                                   BERKSHIRE HATHAWAY INC.



                                   By:  /s/ Marc D. Hamburg
                                       ------------------------------------
                                       Name:   Marc D. Hamburg
                                       Title:  Vice President


                                   AMERIPRISE FINANCIAL, INC.



                                   By:  /s/ Walter S. Berman
                                       ------------------------------------
                                       Name:   Walter S. Berman
                                       Title:  Chief Financial Officer